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                                                               EXHIBIT 10.15


                              STEREOTAXIS, INC.
                     SUMMARY OF NON-EMPLOYEE DIRECTORS'
                                COMPENSATION
                           (EFFECTIVE APRIL, 2005)



1.       BOARD OF DIRECTORS (BASE COMPENSATION):


Cash Compensation
            Annual Retainer
                             Directors - $18,000
                             Chairman  - $24,000
            Per meeting fee - $1,500 (in-person), $500 (telephonic)


Stock Options or Other Equity Instrument
            Initial Grant - 15,000 to vest over 2 year period
            Annual Grant  -  7,500 for Directors, 15,000 for Chairman


2. COMMITTEES OF THE BOARD (ADDITIONAL COMPENSATION):


Audit Committee
---------------


Annual Retainer
            Committee Members - $2,500
            Chairman and/or Designated Financial Expert - $7,500


Stock Options or Other Equity Instrument
            Annual Grant - 5,000 for Chairman and/or Designated Financial Expert


Compensation Committee and Nominating/Governance Committee
----------------------------------------------------------


Annual Retainer
            Committee Members - $2,500
            Chairman - $5,000


Stock Options or Other Equity Instruments
            Annual Grant - 2,500 for Chairman



              Annual retainers are paid quarterly in advance.
                Per-meeting fees are paid after the meeting.